U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                FORM 8-KA Amended


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 4, 2005


                          COMMISSION FILE NO.: 0-30875

                            MILL CREEK RESEARCH, INC.
                            ------------------------
                     (Name of small business in its charter)

              Utah                                      87-0633677
              ----                                      ----------
    (State or jurisdiction of                        (I.R.S. Employer
  incorporation or organization)                    Identification No.)

      1007 N. Cactus Trail, Seymour, Texas                76380
      ------------------------------------                -----
    (Address of principal executive offices)            (Zip Code)

      481 N. Seranada St., Orange, California             92869
      ---------------------------------------             -----
    (Previous address of principal executive offices)   (Zip Code)

       Registrant's telephone number: (877) 554-5222; fax: (940) 888-1060
                                      -----------------------------------

Section 3 - Securities and Trading Markets

     Item 3.02 Unregistered Sales of Equity Securities

     On February 4, 2005, the Board of Directors authorized the issuance of a total of 150,000 common shares to six officers, directors and consultants for services to the corporation. The services were valued at $250.00 each and each received 25,000 shares. The issuance of such shares was exempt from registration under the Securities Act of 1933 by reason of Sections 3(b) and 4(2) as a private transaction not involving a public distribution.

Section 4 - Matters Related to Accountants and Financial Statements

     Item 4.01 Changes in Registrant's Certifying Accountant

     On February 4, 2005, the Board of Directors stated that the corporation has been advised by the SEC that the company's auditor, Banker & Co., is not registered with The Public Company Accounting Oversight Board (PCAOB). On February 4, 2005, the Board of Directors dismissed Banker & Co. as its principal certifying accountants. None of the reports of Banker & Co. on the financial statements of the Company contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or


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accounting principles, nor have there been at any time, disagreements between the Company and Banker & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Banker & Co. has expressed an uncertainty regarding the ability of the Company to continue as a going concern in its audit reports.

     During the Company's two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Banker & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Banker & Co.'s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

     The Company is actively searching for a registered audit firm. The Company has furnished Banker & Co. with a copy of the disclosures under this Item 4 and has requested that Banker & Co. provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Banker & Co. is filed herewith as
Exhibit 16.

Section 5 - Corporate Governance and Management

     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On February 4, 2005, the Board of Directors accepted the resignation of Mr. Thad Morris, and elected Mr. Vincent van den Brink to the Board. Vincent van den Brink is the President of Van Den Brink & Associates, a business consulting firm in Newport Beach, California. He has over 25 years experience with public and private companies preparing business plans, due diligence packages, private placement memorandums, and registration statements. Originally from Holland and then Indonesia, he has worked in Panama on a bank acquisition and private safety deposit vault project. While in the Marshall Islands and Western Samoa, he worked on offshore banking projects and in Taiwan he worked on yacht imports. He has a degree in automotive engineering and business administration. He is fluent in Dutch, German, Afrikaan, and English.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Mill Creek Research, Inc,

Dated: February 17, 2005                    By: /s/ Rita Thomas
                                            --------------------
                                            Rita Thomas,
                                            President, Director